SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 27, 2005

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

155 Franklin Road, Suite 400
Brentwood, Tennessee 37027
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 373-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

     The information contained in this Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 2.02 Results of Operations and Financial Condition

     On April 27, 2005, Community Health Systems, Inc. announced operating results for the quarter ended March 31, 2005. A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.01 Regulation FD Disclosure

     On April 27, 2005, Community Health Systems, Inc. announced among other matters an update to its previous 2005 guidance. A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

     Exhibits

     The following exhibit is furnished herewith:

     99.1 Community Health Systems, Inc. Press Release dated April 27, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2005	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

By:	/s/ T. Mark Buford
T. Mark Buford
Vice President and Corporate Controller (principal accounting officer)

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Index to Exhibits

Exhibit Number	Description
99.1	Press Release dated April 27, 2005

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